Supplement dated December 23, 2008 to:	Value Line Asset Allocation Fund, Inc. Prospectus dated August 1, 2008
Value Line Convertible Fund, Inc. Prospectus dated September 1, 2008
Value Line Emerging Opportunities Fund, Inc. Prospectus dated August 1, 2008

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus.

Regulatory Investigation

By letter dated June 15, 2005, the staff of the Northeast Regional Office of the Securities and Exchange Commission (“SEC”) informed Value Line that it was conducting an investigation in the matter of Value Line Securities, Inc. (the “Distributor”). Value Line has supplied numerous documents to the SEC in response to its requests and various individuals, including employees and former employees of Value Line, Directors of the Value Line mutual funds (the “Funds”) and others, have provided testimony to the SEC. On May 8, 2008, the SEC issued a formal order of private investigation regarding whether the Distributor’s brokerage charges and related expense reimbursements from the Funds during periods prior to 2005 were excessive and whether adequate disclosure was made to the SEC and the Boards of Directors and shareholders of the Funds. Thereafter, certain officers of Value Line, who are former officers of the Funds, asserted their constitutional privilege not to provide testimony. Value Line has informed the Funds that it believes the SEC has completed the fact finding phase of its investigation and Value Line will seek to settle this matter with the SEC. Although management of Value Line cannot determine the outcome of this matter, it has informed the Funds that it reasonably believes that there are no loss contingencies that should be accrued or disclosed in any Funds’ financial statements and that the resolution of this matter is not likely to have a materially adverse effect on the ability of the Adviser or the Distributor to perform their respective contracts with the Funds.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE

Supplement dated December 23, 2008 to:	Value Line Aggressive Income Trust Statement of Additional Information dated June 1, 2008
Value Line Asset Allocation Fund, Inc. Statement of Additional Information dated August 1, 2008
Value Line Cash Fund, Inc. Statement of Additional Information dated May 1, 2008
Value Line Centurion Fund, Inc. Statement of Additional Information dated May 1, 2008
Value Line Convertible Fund, Inc. Statement of Additional Information dated September 1, 2008
Value Line Emerging Opportunities Fund, Inc. Statement of Additional Information dated August 1, 2008
Value Line Fund, Inc. Statement of Additional Information dated May 1, 2008
Value Line Income & Growth Fund, Inc. Statement of Additional Information dated May 1, 2008
Value Line Larger Companies Fund, Inc. Statement of Additional Information dated May 1, 2008
Value Line New York Tax Exempt Trust Statement of Additional Information dated June 1, 2008
Value Line Premier Growth Fund. Inc. Statement of Additional Information dated May 1, 2008
Value Line Strategic Asset Management Trust Statement of Additional Information dated May 1, 2008
Value Line Tax Exempt Fund, Inc. Statement of Additional Information dated July 1, 2008

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Statement of Additional Information.

Management of the Funds

Stephen R. Anastasio resigned as the Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of the Value Line mutual funds (the “Funds”) in July 2008.  Emily D. Washington was appointed as the Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of the Funds in August 2008.

The table under the caption “Management of the Fund” in each Fund’s Statement of Additional Information is revised by deleting references to Mr. Anastasio and inserting the following information:

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Emily D. Washington Age 29	Treasurer and Chief Financial Officer	Since August 2008	Mutual Fund Accountant at Value Line until August 2008; Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of the Value Line Funds since August 2008

On December 11, 2008, Joyce E. Heinzerling and Daniel S. Vandivort were appointed, and John W. Chandler and Frances T. Newton resigned, as Independent Directors of the Funds.  Also on December 11, 2008, Francis C. Oakley succeeded Dr. Chandler as Lead Independent Director of the Funds.

The table under the caption “Management of the Fund” in each Fund’s Statement of Additional Information is revised by deleting references to Dr. Chandler and Ms. Newton, modifying the Position of Mr. Oakley, and inserting information about Ms. Heinzerling and Mr. Vandivort, as follows:

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Other Directorships Held by Director
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 Age 52	Director	Since 2008	General Counsel, Archery Capital LLC (private investment fund).	Burnham Investors Trust, since 2004 (4 funds).**

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 Age 53	Director	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005-2007; Managing Director, Weiss, Peck and Greer, 1995-2005.	**

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age 77	Director (Lead Independent Director since 2008)	Since 2000
Professor of History, Williams College,
1961 to 2002, Professor Emeritus since
2002, President Emeritus since 1994
and President, 1985–1994; Chairman
(1993–1997) and Interim President
(2002–2003) of the America Council of
Learned Societies; Trustee since 1997
and Chairman of the Board since 2005,
National Humanities Center.
**

Also in section captioned “Management of the Fund” in each Fund’s Statement of Additional Information, the following revisions are hereby made:

The following sentence is added: “On December 11, 2008, Joyce E. Heinzerling and Daniel S. Vandivort were appointed, and John W. Chandler and Frances T. Newton resigned, as Independent Directors of the Fund.”

The following sentence is deleted: “There is a Valuation Committee consisting of Thomas T. Sarkany and John W. Chandler (or one other non-interested Director if he is not available).”

The following sentence is added: “There is a Valuation Committee consisting of Thomas T. Sarkany and Joyce E. Heinzerling (or one other non-interested Director if she is not available).”

The table describing the compensation of the Directors by the Funds is revised by inserting the following information:

Name of Person	Aggregate Compensation From Fund	Total Compensation From Fund and Fund Complex (14 Funds)
Non-Interested Directors
Joyce E. Heinzerling***	$-0-	$-0-
Daniel S. Vandivort***	$-0-	$-0-

The table describing the dollar range of equity securities beneficially owned of the Directors in the Funds is revised by inserting the following information:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds
Non-Interested Directors
Joyce E. Heinzerling***	$-0-	$-0-
Daniel S. Vandivort***	$-0-	$-0-

***Ms. Heinzerling and Mr. Vandivort were appointed as Non-Interested Directors of the Fund on December 11, 2008 and, accordingly, were not compensated for their services as such prior thereto.  They will receive compensation from the Funds on the same basis as each other Non-Interested Director.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
ADDITIONAL INFORMATION FOR FUTURE REFERENCE